                                                      Registration Nos.333-89897
                                                                       811-08561


    As filed With the Securities and Exchange Commission on January 31, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

     Pre-effective Amendment No.     [_]

     Post-Effective Amendment No.    [4]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                           [X]

     Amendment No.                   [3]


          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)

     [_]  on (date) pursuant to paragraph (b)

     [X]  80 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 AG LEGACY PLUS
  Flexible Premium Variable Life Insurance Policies (the "Policies") Issued by
                 American General Life Insurance Company ("AGL")
                        through its Separate Account VL-R

                  ADMINISTRATIVE CENTER:                        HOME OFFICE:                PREMIUM PAYMENTS:
(Express Delivery)                  (U.S. Mail)                 2727-A Allen Parkway        (Express Delivery)
VUL Administration                  VUL Administration          Houston, Texas 77019-2191   Payment Processing Center
2727-A Allen Parkway                P. O. Box 4880              1-713-831-3443              #1 Franklin Square
Houston, Texas 77019-2191           Houston, Texas 77210-4880   1-888-325-9315              Springfield, IL 62713-0001
1-713-831-3443, 1-888-325-9315
(Hearing Impaired) 1-888-436-5258                                                           (U.S. Mail)
Fax: 1-877-445-3098                                                                         Payment Processing Center
(Except premium payments)                                                                   P.O. Box 0842
                                                                                            Carol Stream, IL 60132-0842

     This prospectus describes AG Legacy Plus flexible premium variable life insurance Policies issued by AGL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. AG Legacy Plus Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. AG Legacy Plus pays a death benefit to a beneficiary you designate when the insured person dies. You choose one of two death benefit options.

     Please read this prospectus carefully and keep it for future reference.

     You can use AGL's Separate VL-R ("Separate Account") to invest in the following variable investment options. You may change your selections from time to time.

..    AIM V.I. International Growth Fund-Class I
..    American Century VP Value Fund
..    Fidelity VIP Asset Manager(SM) Portfolio - Service Class 2
..    Fidelity VIP Contrafund(R) Portfolio - Service Class 2
..    Fidelity VIP Equity-Income Portfolio - Service Class 2
..    Fidelity VIP Growth Portfolio - Service Class 2
..    Franklin Templeton Small Cap - Class 2
..    Franklin Templeton Foreign Securities Fund - Class 2
..    MFS Emerging Growth Series
..    MFS New Discovery Series
..    MFS Total Return Series
..    Neuberger Berman Partners Portfolio
..    Oppenheimer High Income Fund/VA
..    PIMCO Real Return Portfolio-Admin. Class
..    PIMCO Total Return Portfolio-Admin. Class
..    Putnam VT Diversified Income Fund - Class IB
..    Putnam VT Small Cap Value Fund - Class IB
..    Putnam VT Vista Fund - Class IB
..    Putnam VT Voyager Fund - Class IB
..    VALIC Co. I International Equities Fund
..    VALIC Co. I Mid Cap Index Fund
..    VALIC Co. I Money Market I Fund
..    VALIC Co. I Stock Index
..    Van Kampen Emerging Growth Portfolio-Class I
..    Van Kampen Government Portfolio-Class I





                   This prospectus is dated ____________, 2003

     Separate prospectuses contain more information about the Mutual Funds ("Funds" or "Mutual Funds") in which we invest the amounts that you allocate to any of the above-listed investment options. The formal name of each such Fund is set forth in the chart that appears on page ___. Your investment results in any such option will depend on those of the related Fund. You should be sure you also read the prospectus of the Mutual Fund for any such investment option you may be interested in. You can request free copies of any or all of the Mutual Fund prospectuses from your AGL representative or from us at either our Home Office or Administrative Center listed on page 1.

     We apply your net premiums to your Policy. You may invest your premiums in one or more of the variable investment options. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline. If the cash surrender value (the Policy accumulation value less Policy loans and loan interest) is insufficient to cover the monthly charges due under the Policy, the Policy may end without value.

     Other choices you have. During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

     The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

     Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

     The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

     Right to return. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on the first page of this prospectus or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY ...............................................  7

POLICY BENEFITS .............................................................  7
  Death Benefit .............................................................  7
     Death Benefit Proceeds .................................................  7
     Death Benefit Option 1 and Option 2 ....................................  7
  Full Surrenders, Partial Surrenders, Transfers, and Policy Loans ..........  7
     Full Surrenders ........................................................  7
     Partial Surrenders .....................................................  8
     Transfers ..............................................................  8
     Loans ..................................................................  8
  Premiums ..................................................................  8
     Flexibility of Premiums ................................................  8
     Free Look ..............................................................  8
  The Policy ................................................................  8
     Ownership Rights .......................................................  8
     Separate Account .......................................................  8
     Accumulation Value .....................................................  9
     Payment Options ........................................................  9
     Tax Benefits ...........................................................  9
  Supplemental Benefits and Riders ..........................................  9

POLICY RISKS ................................................................  9
  Investment Risk ...........................................................  9
  Risk of Lapse .............................................................  9
  Tax Risks ................................................................. 10
  Partial Surrender and Full Surrender Risks ................................ 10
  Policy Loan Risks ......................................................... 10

PORTFOLIO RISKS ............................................................. 11

TABLES OF CHARGES ........................................................... 12

GENERAL INFORMATION ......................................................... 16
  American General Life Insurance Company ................................... 16
  Separate Account VL-R ..................................................... 16
  Additional Information .................................................... 17
  Communication with AGL .................................................... 17
     Administrative Center .................................................. 17
     General ................................................................ 17
  Variable Investment Options ............................................... 18
  Voting Privileges ......................................................... 19
  Illustrations ............................................................. 20

POLICY FEATURES ............................................................. 21
  Death Benefits ............................................................ 21
     Your specified amount of insurance ..................................... 21

     Your death benefit ..................................................... 21
     Required minimum death benefit ......................................... 21
  Premium Payments .......................................................... 22
     Premium payments ....................................................... 22
     Limits on premium payments ............................................. 22
     Checks and money orders ................................................ 22
     Planned periodic premiums .............................................. 23
  Changing Your Investment Option Allocations ............................... 23
     Future premium payments ................................................ 23
     Transfers of existing accumulation value ............................... 23
     Dollar cost averaging .................................................. 23
     Automatic rebalancing .................................................. 24
     Market Timing .......................................................... 24
  Changing the Specified Amount of Insurance ................................ 24
     Increase in coverage ................................................... 24
     Decrease in coverage ................................................... 24
  Changing Death Benefit Options ............................................ 25
     Change of death benefit option ......................................... 25
     Tax consequences of changes in insurance coverage ...................... 25
  Effective Date of Policy and Related Transactions ......................... 25
     Valuation dates, times, and periods .................................... 25
     Date of receipt ........................................................ 25
     Commencement of insurance coverage ..................................... 26
     Date of issue; Policy months and years ................................. 26
     Monthly deduction days ................................................. 26
     Commencement of investment performance ................................. 26
     Effective date of other premium payments and requests that you make .... 26
  Reports to Policy Owners .................................................. 27

ADDITIONAL BENEFIT RIDER .................................................... 27
  Rider ..................................................................... 27
     Maturity Extension Rider ............................................... 27
  Tax Consequences of Additional Rider Benefits ............................. 28

POLICY TRANSACTIONS ......................................................... 28
  Telephone Transactions .................................................... 28
  Withdrawing Policy Investments ............................................ 28
     Full surrender ......................................................... 28
     Partial surrender ...................................................... 28
     Exchange of Policy in certain states ................................... 29
     Policy loans ........................................................... 29
     Preferred loan interest rate ........................................... 30
     Maturity of your Policy ................................................ 30
     Tax considerations ..................................................... 30

POLICY PAYMENTS ............................................................. 30
  Payment Options ........................................................... 30
     Change of payment option ............................................... 31
     Tax impact ............................................................. 31

  The Beneficiary ........................................................... 31
  Assignment of a Policy .................................................... 31
  Payment of Proceeds ....................................................... 32
     General ................................................................ 32
     Delay for check clearance .............................................. 32
     Delay of Separate Account VL-R proceeds ................................ 32
     Delay to challenge coverage ............................................ 32
     Delay required under applicable law .................................... 33

ADDITIONAL RIGHTS THAT WE HAVE .............................................. 33
     Underwriting ........................................................... 33
     Policies purchased through "internal rollovers" ........................ 34
     Policies purchased through term live conversions ....................... 34
     State law requirements ................................................. 34

CHARGES UNDER THE POLICY .................................................... 34
     Premium tax charge ..................................................... 34
     Premium expense charge ................................................. 34
     Daily charge (mortality and expense risk fee) .......................... 35
     Monthly insurance charge ............................................... 35
     Monthly charges for additional benefit rider ........................... 36
     Partial surrender processing fee ....................................... 36
     Transfer fee ........................................................... 36
     Illustrations .......................................................... 36
     Policy loans ........................................................... 36
     Charge for taxes ....................................................... 36
     Allocation of charges .................................................. 36
  More About Policy Charges ................................................. 36
     Purpose of our charges ................................................. 37

ACCUMULATION VALUE .......................................................... 37
     Your accumulation value ................................................ 37
     Your investment options ................................................ 37

POLICY LAPSE AND REINSTATEMENT .............................................. 38

FEDERAL TAX CONSIDERATIONS .................................................. 38
  Tax Effects ............................................................... 38
     General ................................................................ 39
     Testing for modified endowment contract status ......................... 39
     Other effects of Policy changes ........................................ 40
     Taxation of pre-death distributions if your Policy is not a modified endowment contract .................................................... 40
     Taxation of pre-death distributions if your Policy is a modified endowment contract .................................................... 40
     Policy lapses and reinstatements ....................................... 42
     Diversification ........................................................ 42
     Estate and generation skipping taxes ................................... 42
     Life insurance in split dollar arrangements ............................ 43
     Pension and profit-sharing plans ....................................... 43
     Other employee benefit programs ........................................ 44

     ERISA .................................................................. 44
     Our taxes .............................................................. 44
     When we withhold income taxes .......................................... 44
     Tax changes ............................................................ 45

LEGAL PROCEEDINGS ........................................................... 45

FINANCIAL STATEMENTS ........................................................ 45

INDEX OF SPECIAL WORDS AND PHRASES .......................................... 46

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Index of Special Words and Phrases on page ___ of this Prospectus will refer you to pages that contain more about many of the words and phrases that we use.

                                 POLICY BENEFITS

     You may allocate your accumulation value among the 25 variable investment options available under the Policy, each of which invests in an underlying Fund. Your accumulation value will vary based on the investment performance of the variable investment options you choose.

Death Benefit

     . Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy an AG Legacy Plus Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

     . Death Benefit Option 1 and Option 2: You may choose one of two death benefit options under the Policy. You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. (The required minimum death benefit may increase payment under any of the following death benefit options. See page ___.)

          . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

          . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

     . Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest. We call this amount your cash surrender value. You cannot reinstate a surrendered Policy. A full surrender may have tax consequences.

     . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. A partial surrender may have tax consequences.

     . Transfers: Within certain limits, you may make transfers among the variable investment options. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We may assess a $25 charge for each transfer after the 12th transfer in a Policy year.

     . Loans: You may take a loan (minimum $500 or, of less, the entire remaining loan value) from your Policy at any time. The maximum loan amount you may take is your Policy's cash surrender value less the interest that will be payable on your loan through your next Policy anniversary. We charge you interest at an effective annual rate of 4.75% on your loan. We credit interest on loaned amounts; we guarantee an effective annual interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

Premiums

     . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $50). You can select a premium payment plan to pay "Planned Periodic Premiums" quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

     . Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

     . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Mutual Funds listed in this Prospectus.

     . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum accumulation value.

     . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office.

     . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the policyowner is not deemed in constructive receipt of the cash value of the policy until there is a distribution. This means that under a qualifying life insurance policy, cash value buildups on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract, the proceeds from policy loans would not be taxed.

Supplemental Benefits and Riders

     We offer a maturity extension rider benefit that permits you to extend the Policy's maturity date beyond what it would otherwise be. A charge, which is shown on page ___ of your Policy, will be deducted from your Policy after the original maturity date. Eligibility for and changes in this benefit is subject to our rules and procedures as in effect from time to time. This rider is not available in all states.

                                  POLICY RISKS

Investment Risk

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

Risk of Lapse

     If your cash surrender value is not enough to pay the charges deducted against accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of accumulation value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Considerations" on page __. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

     You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A partial surrender or surrender may have tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan from the variable investment options as collateral, and this loan collateral does not participate in the investment performance of the variable investment options.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each Fund may be found in each Fund's Prospectus. Please refer to the Funds' Prospectuses for more information.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy.

The first table describes the fees and expenses that are payable, at the time that you buy a Policy, surrender a Policy, change a Policy's Specified Amount, or transfer accumulation value between investment options.

----------------------------------------------------------------------------------------------------------------------
                                                      Transaction Fees
----------------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted        Amount Deducted -         Amount Deducted - Current
                                                                 Maximum Guaranteed        Charge
                                                                 Charge
----------------------------------------------------------------------------------------------------------------------
Premium Expense Charge            Upon receipt of each premium   1.5% of each premium      0%
                                  payment                        payment
----------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                Upon receipt of each premium   ___% -___% of each        ___% -___% of each premium
                                  payment                        premium payment           payment
----------------------------------------------------------------------------------------------------------------------
Partial Surrender Processing Fee  Upon a partial surrender of    The lesser of $__ or      $__
                                  your Policy                    __% of the partial
                                                                 surrender
----------------------------------------------------------------------------------------------------------------------
Transfer Fee                      Upon a transfer of             First twelve transfers    $__
                                  accumulation value             in a Policy year are
                                                                 free, $__ for each
                                                                 subsequent transfer
----------------------------------------------------------------------------------------------------------------------
Policy Owner Additional           Upon each request for a        $__                       $__
Illustration Charge               Policy illustration after
                                  the first in a Policy year.
----------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

------------------------------------------------------------------------------------------------------------------------------
                                                      Periodic Charges
                                                   (other than Fund fees)
------------------------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted        Amount Deducted -         Amount Deducted - Current Charge
                                                                 Maximum Guaranteed
                                                                 Charge
------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/       Monthly, at the beginning of
                                  each Policy month

  Minimum Charge -                                               __ per $1,000 of net      __ per $1,000 of net amount at
  for a [age] year old                                           amount/2/ at risk         risk
  [sex and risk class]
  with a Specified
  Amount of $__ for
  the first Policy year

  Maximum Charge -                                               __ per $1,000 of net      __ per $1,000 of net amount at
  for a [age] year old                                           amount at risk            risk
  [sex and risk class]
  with a Specified
  Amount of $__ for the
  first Policy year

  Example Charge - for                                           __ per $1,000 of net      __ per $1,000 of net amount at
  a [age] year old [sex                                          amount at risk            risk
  and risk class] with a
  Specified Amount of
  $__ for the first Policy
  year
------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense             Daily
Risk Fee

  Policy years 1-10                                              ___%                      ___%

  Policy years 11-20                                             ___%                      ___%

  Policy years 21+                                               ___%                      ___%
------------------------------------------------------------------------------------------------------------------------------

------------------------

          /1/The Cost of Insurance Charge will vary based on the insured person's sex, age and risk class, Policy year, and Specified Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page __ of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the insured person's age and risk class, the death benefit option, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance representative or contact AGL for information about your Cost of Insurance Charge.

          /2/The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

------------------------------------------------------------------------------------------------------------------------------
                                                      Periodic Charges
                                               (optional benefit riders only)
------------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges    When Charge is Deducted        Amount Deducted -         Amount Deducted - Current Charge
                                                                 Maximum Guaranteed
                                                                 Charge
------------------------------------------------------------------------------------------------------------------------------

Maturity Extension

------------------------------------------------------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses both before and after contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2002. Current and future expenses for the Funds may be higher or lower than those shown.

------------------------------------------------------------------------------------------------------------------------------
                                           TABLE 3 - Annual Fund Fees and Expenses
                                      (expenses that are deducted from the Fund assets)
------------------------------------------------------------------------------------------------------------------------------
Charge/(3)/                                                   Maximum                                  Minimum
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                           ____%                                    ____%
(expenses that are deducted from portfolio
assets include management fees,
distribution (12b-1) fees, and other
expenses
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After                     ____%                                    ____%
Contractual Reimbursement or Waiver
------------------------------------------------------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy Prospectus.





--------------------------------

         /3/ Some, but not all, of the Funds available under the Policy have contractual reimbursement or fee waiver arrangements in place that are designed to reduce total annual Fund net operating expenses for Policy owners. The "Total Annual Fund Operating Expenses After Contractual Reimbursement or Waiver" item in the above table demonstrates, at least in some part, the effect those contractual reimbursement and fee waiver arrangements may have in reducing total annual Fund operating expenses. Other Funds may have voluntary reimbursement and fee waiver arrangements in place which may be withdrawn at any time. The Annual Fund Fees and Expenses table does not reflect the effect of any such voluntary reimbursement and fee waiver arrangement. More detailed information about the reimbursement and fee waiver arrangement for each Fund is contained in the prospectus for the Fund.

                               GENERAL INFORMATION

American General Life Insurance Company

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 70 separate "divisions," 25 of which correspond to the 25 variable "investment options" available under the Policy. The remaining 45 divisions, and some of these 25 divisions, represent investment options available under other variable life policies we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the Separate Account. Our other creditors could reach only those Separate Account assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to the Separate Account.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this Prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. This booklet is called the "prospectus."

     General. You should mail or express checks and money orders for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus.

          You must make the following requests in writing:

               .    transfer of accumulation value;
               .    loan;
               .    full surrender;
               .    partial surrender;
               .    change of beneficiary or contingent beneficiary;
               .    change of allocation percentages for premium payments;
               .    change of allocation percentages for policy deductions;
               .    loan repayments or loan interest payments;
               .    change of death benefit option or manner of death benefit
                    payment;
               .    change in specified amount;
               .    addition or cancellation of, or other action with respect
                    to, election of a payment option for Policy proceeds;
               .    tax withholding elections; and
               .    telephone transaction privileges.

     You should mail or express these requests to the Administrative Center address shown on the first page of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-888-325-9315.

Variable Investment Options

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the following Funds.

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             Variable Investment Options                     Investment Objectives                 Investment Adviser*
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AIM V.I. International Growth Fund - Class I                                         A I M Advisors, Inc.
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American Century VP Value Fund                                                       American Century Investment Management, Inc.
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Fidelity VIP Asset Manager_ Portfolio - Service Class 2                              Fidelity Management & Research Company
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Fidelity VIP Contrafund(R)Portfolio - Service Class 2                                Fidelity Management & Research Company
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Fidelity VIP Equity-Income Portfolio - Service Class 2                               Fidelity Management & Research Company
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Fidelity VIP Growth Portfolio - Service Class 2                                      Fidelity Management & Research Company
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Franklin Templeton Small Cap Fund - Class 2                                          Franklin Advisers, Inc.
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Franklin Templeton Foreign Securities Fund - Class 2                                 Templeton Investment Counsel, LLC
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MFS Emerging Growth Series                                                           Massachusetts Financial Services Company
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MFS New Discovery Series                                                             Massachusetts Financial Services Company
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MFS Total Return Series                                                              Massachusetts Financial Services Company
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Neuberger Berman Partners Portfolio                                                  Neuberger Berman Management Inc.
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Oppenheimer High Income Fund/VA                                                      OppenheimerFunds, Inc.
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PIMCO VIT Real Return Portfolio - Administrative Class                               Pacific Investment Management Company LLC
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PIMCO VIT Total Return Portfolio - Administrative Class                              Pacific Investment Management Company LLC
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Putnam VT Diversified Income Fund - Class IB                                         Putnam Investment Management, LLC
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Putnam VT Small Cap Value Fund - Class IB                                            Putnam Investment Management, LLC
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Putnam VT Vista  Fund - Class IB                                                     Putnam Investment Management, LLC
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Putnam VT Voyager Fund - Class IB                                                    Putnam Investment Management, LLC
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VALIC Co. I International Equities Fund                                              VALIC
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VALIC Co. I Mid Cap Index Fund                                                       VALIC
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VALIC Co. I Money Market I Fund                                                      VALIC
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VALIC Co. I Stock Index                                                              VALIC
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Van Kampen Emerging Growth Portfolio - Class I                                       Van Kampen Asset Management Inc.
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Van Kampen Government Portfolio - Class I                                            Van Kampen Asset Management Inc.
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*None of these Funds has an investment sub-adviser.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their Prospectuses, which accompany this Prospectus. You should carefully read the Funds' Prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page ___.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Illustrations

     We may provide illustrations for death benefit, accumulation value, and cash surrender value based on hypothetical rates of return that are not guaranteed. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and risk class and (2) your selections of death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a reasonable fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year.

                                 POLICY FEATURES

Death Benefits

     Your specified amount of insurance. In your application to buy an AG Legacy Plus Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

     Your death benefit. You may choose one of two death benefit options under the Policy. You can choose either Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     See "Partial surrender" on page ___ for more information about the effect of partial surrenders on the amount of the death benefit.

     Under Option 2, your death benefit will tend to be higher than under Option
1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under Option 2.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance.

     If you selected death benefit Option 1 or Option 2 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

     We calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable percentage. The applicable percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable percentages for certain ages between 40 to 95 are set forth in the following table.

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                                   APPLICABLE PERCENTAGES
     -----------------------------------------------------------------------------------
      Insured
      Person's
      Age*        40      45      50      55      60      65      70      75      95+

      %           250%    215%    185%    150%    130%    120%    115%    105%    100%


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      *Age nearest birthday at the beginning of the Policy year in which the insured person dies.

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Premium Payments

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $50. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page ___, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page ___. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

     Checks and money orders. You may pay premiums by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on the first page of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center.

     Planned periodic premiums. Page ___ of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero. ("Cash surrender value" is explained under "Full surrender" on page ___.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

Changing Your Investment Option Allocations

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a year are free of charge. We may charge you $25 for each additional transfer. We do not currently assess this charge but reserve the right to do so in the future. You may make transfers from the variable investment options at any time.

     Unless you are transferring the entire amount you have in an investment option, each transfer must be at least $500. See "Additional Rights That We Have" on page __.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page ___.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. We do not charge you for using this service.

     Market Timing. The Policy is not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges for a reasonable time with reasonable notice to prevent market timing efforts that could disadvantage other Policy owners.

Changing the Specified Amount of Insurance

     Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. This charge is the same as it would be if we were instead issuing the same amount of additional coverage as a new AG Legacy Plus Policy.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

     .    $50,000; and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the Federal tax law definition of life insurance.

     We will apply a reduction in specified amount against any specified amount increases first (beginning with the most recent), and then against the specified amount provided under the original application. We will deduct from your accumulation value any remaining surrender charge.

Changing Death Benefit Options

     Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

     Option 1 to Option 2; or
     Option 2 to Option 1.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page ___ of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on the first page of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Administrative Center by writing to the address shown on the first page of this prospectus or from your AGL representative.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise the right to return your Policy described on the second page of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDER

Rider

     You can request that your Policy include the maturity extension rider described below. Eligibility for and changes in this benefit is subject to our rules and procedures as in effect from time to time. This rider may not be available in all states. More details are included in the form of this rider, which we suggest that you review if you choose this benefit.

Maturity Extension Rider

     . This rider permits you to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. The rider provides for a death benefit after the original maturity date that is equal to the accumulation value on the date of death. With this rider, all accumulation value that is in the separate account can remain there.

     . In this rider, only the insurance coverage associated with the base policy will be extended beyond the original maturity date. No additional premium payments, new loans, monthly insurance charge, or changes in specified amount will be allowed after the original maturity date. There is no charge for this rider except for a flat monthly charge of no more than $10 each month after the original maturity date. You may select this rider at any time before the maturity date.

     . Extension of the maturity date beyond the insured person's age 100 may result in the current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

Tax Consequences of Additional Rider Benefits.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page ___. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the accumulation value, death benefit, Specified Amount or cost of insurance. You should consider the net effects before requesting a Policy transactions. See "Policy Features - Changes in AG Legacy Plus," on page __. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page __.

Telephone Transactions

     See page ___ for information regarding telephone transactions.

Withdrawing  Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest. We call this amount your "cash surrender value."

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges.

     If the Option 1 death benefit is then in effect, we also will reduce your Policy's Specified Amount by the amount of such withdrawal and charges, but not below $0. If the Option 2 death benefit is then in effect, we will automatically reduce your accumulation value.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Exchange of Policy in certain states. Certain states require that a policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan through your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, the entire remaining loan value. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the declared fixed interest account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from our declared fixed interest account option. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     Preferred loan interest rate. We will charge a lower interest rate on preferred loans (available after the first 10 Policy years). The maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We will always credit your preferred loan collateral amount at a guaranteed effective annual rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

     .    will never exceed an effective annual rate of 4.25%.

     Because we first began offering the Policies in the year 2000, we have not yet declared a preferred loan interest rate we charge.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday.

     Tax considerations. Please refer to "Federal Tax Considerations" on page ___ for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which will result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     You will receive the full proceeds from the Policy as a single sum, unless you elect another method of payment within 60 days of the insured person's death. This also includes proceeds that become payable upon full surrender or the maturity date. You can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At your request we will make payments to you monthly, quarterly, semiannually, or annually. You can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. You may give us written instructions to change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

     . an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or

     .    the SEC by order permits the delay for the protection of owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . change the underlying Mutual Fund that any investment option uses, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     We also have the right to make variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

     Underwriting. We use two underwriting methods to issue a Policy, simplified underwriting and full underwriting, which are described below. We reserve the right to request additional information or reject an application for any reason under either underwriting procedure.

     . Simplified Underwriting - Any Policy with a specified amount of $250,000 or lower must be issued based on simplified underwriting. Our guidelines include that the proposed insured must answer limited health questions and certain medical records are required. The Policy specified amount is limited to $250,000, and any requested increases in specified amount are considered under full underwriting only. Additionally, a proposed insured who is rejected under simplified underwriting cannot be considered for full underwriting.

     . Full Underwriting - Any Policy that has a specified amount of over $250,000 must be issued based on full underwriting. Our guidelines include medical exams or tests and other satisfactory evidence of insurability.

     Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with a Policy. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     Policies purchased through term life conversions. We maintain rules about how to convert term insurance to AG Legacy Plus Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which AG Legacy Plus Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek policy owner approval, SEC and regulatory approvals.

                            CHARGES UNDER THE POLICY

     Premium tax charge. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range from 0.75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return.

     Premium expense charge. There is currently no other deduction from each premium payment you make. However, we have the right at any time to assess a charge not to exceed more than 1.5% on all future premium payments for the costs associated with the issuance of the Policy and administrative services we perform.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge based on either the guaranteed rate or the current rate (if lower than the guaranteed rate) for the costs associated with the mortality and expense risks we assume under the Policy.

     . The guaranteed daily charge will be at an annual effective rate of 0.90% for the first 10 Policy Years, 0.65% for Policy Years 11 - 20 and 0.40% thereafter. The guaranteed daily deduction charges are 0.15% higher than the current daily charges. The guaranteed daily deduction charges are the maximums we may charge; we may charge less, but we can never charge more.

     . The current daily charge will be at an annual effective rate of 0.75% of your accumulation value that is then being invested in any of the investment options. After a Policy has been in effect for 10 years, we intend to reduce the rate of the current charge to 0.50%, and after 20 years, we intend to further reduce the current charge to 0.25%. We may change the applicable current charge at any time as long as the charge does not exceed the guaranteed daily charge.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as insured persons die.

     For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are generally guaranteed not to exceed those that will be specified in your Policy.

     We will offer the Policy on a simplified issue method based on our established guidelines, including that the specified amount of the Policy cannot exceed $250,000. Our cost of insurance rates will generally be higher for a simplified issue Policy.

     In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male (except in Montana where such costs cannot be based on gender).

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers. Insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     Monthly charges for additional benefit rider. We will deduct a flat monthly charge of $10 each month after the original maturity date. The rider we offer is the maturity extension rider. The rider is described beginning on page ___, under "Additional Benefit Riders." The maturity extension rider is shown on page 3 of your Policy. We use this charge to pay for the benefits under the riders and to help offset the risks we assume.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We may charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. We do not currently assess this charge but reserve the right to do so in the future. This charge will be deducted from the investment options in the same ratio as the requested transfer. We use this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge $25 for the illustration.

     Policy loans. We will charge you interest on any loan at an effective annual rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an effective annual rate of 4.25%. See "Policy loans" beginning on page ___.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page ___.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

     If the charges that we collect from the Policy exceed our total costs in connection with the Policy, we will earn a profit. Otherwise we will incur a loss.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page ___ under "Premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on the first page of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Mutual Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page ___ under "Charges Under the Policy."

     You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown on the first page of this prospectus).

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you in a letter and give you a grace period of 61 days to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you will have to pay at least the amount of premium that we estimate will keep your Policy in force for two months, as well as pay or reinstate any indebtedness. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract,"as you can see from the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company has procedures in place, including Policy owner notification, to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit. The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L.107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1 million for decedents dying in 2002. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Internal Revenue Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million ($1,100,000 in 2002 indexed for inflation). Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. The IRS has released a technical advice memorandum ("TAM") on the taxability of insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specified set of facts and a specified taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

     The Internal Revenue Service issued Notice 2001-10 in 2001, then revoked it in Notice 2002-8, which was released on January 3, 2002. Both Notices were intended to provide guidance regarding the tax treatment of parties entering into split-dollar life insurance arrangements and to revise the applicable standards for valuing the economic benefit provided by current life insurance protection. Notice 2002-8, in addition to revoking the prior Notice, announced that the Service intends to publish proposed regulations which will provide comprehensive guidance on the treatment of split-dollar arrangements. It also sets out a series of transition rules for determining how P.S. 58 rates would or could be applied in determining the value of life insurance protection under split-dollar arrangements until the promised new regulations are proposed and become final. In general, it appears that for arrangements entered into prior to January 28, 2002, the P.S. 58 rules used before Notice 2001-10 can continue to be applied. The timeframe for the release of new regulations is unknown but may be several years.

     In cases of reverse split dollar or equity split dollar arrangements, the IRS has also stated that an employee will be taxed on the value of any economic benefit above and beyond the employer's investment in the contract. We urge you to contact your tax adviser regarding the federal income tax consequences of split dollar arrangements or reverse split dollar arrangements as a result of IRS Notice 2002-8 and any subsequent guidance that is released.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining P.S. 58 costs are being revised by the IRS and may change.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. Congress passed tax legislation on May 26, 2001 which modified existing estate tax law. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL and the Separate Account can be found in the SAI. Please see the back cover of this Prospectus for information on how to obtain a copy of the SAI.

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                       INDEX OF SPECIAL WORDS AND PHRASES
--------------------------------------------------------------------------------
                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                          ----------
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accumulation value.......................................................

Administrative Center....................................................

AGL......................................................................

amount at risk...........................................................

automatic rebalancing....................................................

basis....................................................................

beneficiary..............................................................

cash surrender value.....................................................

close of business........................................................

Code.....................................................................

cost of insurance rates..................................................

daily charge.............................................................

date of issue............................................................

death benefit............................................................

dollar cost averaging....................................................

full surrender...........................................................

Funds, Funds.............................................................

grace period.............................................................

insured person...........................................................

investment options.......................................................

lapse....................................................................

loan, loan interest......................................................

maturity, maturity date..................................................

modified endowment contract..............................................

monthly deduction days...................................................

monthly insurance charge.................................................

Mutual Fund..............................................................

Option 1 and Option 2....................................................

partial surrender........................................................

payment option...........................................................

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                       INDEX OF SPECIAL WORDS AND PHRASES
--------------------------------------------------------------------------------
                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                          ----------
--------------------------------------------------------------------------------

planned periodic premium.................................................

Policy, Policies.........................................................

Policy loans.............................................................

Policy month, year.......................................................

premium payments.........................................................

reinstate, reinstatement.................................................

SEC......................................................................

separate account.........................................................

Separate Account VL-R....................................................

specified amount.........................................................

surrender................................................................

telephone transactions...................................................

transfers................................................................

valuation date, period...................................................

variable investment options..............................................

[LOGO] AMERICAN
         GENERAL




For additional information about the AG Legacy Plus Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated ____________ We have filed the SAI with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at ______________. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the AG Legacy Plus Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Product issued by:
American General Life Insurance Company
Member of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

AG Legacy Plus Flexible Premium Variable Life Insurance
Policy Form Number 99616

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
Member of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company are solely its responsibility. American General Life Insurance Company is responsible for its own financial condition and contractual obligations.

(C)2002 American International Group, Inc.  All rights reserved              ICA File No. 811-08561

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT VL-R

                                 AG LEGACY PLUS

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, Houston, Texas 77210-4880

        1-888-325-9315; 1-713-831-3443; Hearing Impaired: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated _______________

         This Statement of Additional Information ("SAI") is not a prospectus. You should read it with the Prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account") dated _____________, concerning the AG Legacy Plus flexible premium variable life insurance Policies (the "Policy" or "Policies"). You can obtain a copy of the Prospectus for the AG Legacy Plus Policies, and any Prospectus supplements, by contacting American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Prospectus under the heading "Index of Special Words and Phrases."

                                TABLE OF CONTENTS

GENERAL INFORMATION ....................................................................................   3
  AGL ..................................................................................................   3
  Separate Account VL-R ................................................................................   3
SERVICES ...............................................................................................   3
DISTRIBUTION OF THE POLICIES ...........................................................................   4
PERFORMANCE INFORMATION ................................................................................   5
  Performance Data .....................................................................................   6
    Average Annual Total Return Calculations ...........................................................   6
    Fund Performance ...................................................................................   7
    VALIC Company I Money Market Investment Option Yield and Effective Yield Calculations ..............   8
ADDITIONAL INFORMATION ABOUT THE POLICIES ..............................................................   9
    Gender neutral policies ............................................................................   9
    Cost of insurance rates ............................................................................   9
    Certain arrangements ...............................................................................   9
  Adjustments to Death Benefit .........................................................................   9
    Suicide ............................................................................................   9
    Wrong age or gender ................................................................................   9
    Death during grace period ..........................................................................  10
EXPERTS ................................................................................................  10
  Accounting and Auditing Experts ......................................................................  10
  Actuarial Expert .....................................................................................  10
MATERIAL CONFLICTS .....................................................................................  10
FINANCIAL STATEMENTS ...................................................................................  11

                               GENERAL INFORMATION

AGL

         We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which, through its subsidiaries, is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

         AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

         We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on May 6, 1997 under Texas law.

         For record keeping and financial reporting purposes, Separate Account VL-R is divided into 70 separate "divisions," 25 of which correspond to the 25 variable "investment options" available since the inception of the Policy. The remaining 45 divisions, and some of these 25 divisions, represent investment options available under other variable life policies we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

         The assets in Separate Account VL-R are our property. The assets in Separate Account VL-R would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to Separate Account VL-R. Our other creditors could reach only those Separate Account VL-R assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to Separate Account VL-R.

                                    SERVICES

         AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware LLC established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, auditing, accounting and legal services. During 2002, 2001, and 2000, $__________, $86,168,095, and $73,483,037, respectively, was paid by AGL to AGLC for these services.

                          DISTRIBUTION OF THE POLICIES

         American General Equity Services Corporation (formerly known as Franklin Financial Services Corporation) ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

         We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

         We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed the amounts described below:

A.       For a Policy issued based on simplified underwriting:

         . 1.05% annually of the Policy's accumulation value (reduced by any outstanding loan) in Policy years 1 through 10; and

         . 0.85% annually of the Policy's accumulation value (reduced by any outstanding loan) in Policy years 11 through 15.


B.       For a Policy issued based on full underwriting:

         . 2.5% of the Policy's accumulation value (reduced by any outstanding loan) in Policy year 1;

         . 1.0% annually of the Policy's accumulation value (reduced by any outstanding loan) in Policy years 2 through 10;

         . 0.50% annually of the Policy's accumulation value (reduced by any outstanding loan) in Policy years 11 through 20; and

         . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loan) after Policy year 20.

         The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

         We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

         We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our subsidiary broker-dealer American General Securities Incorporated and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

         From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

         We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

         We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

         Performance information for any division reflects the performance of a hypothetical Policy and is not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

         Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

         . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("initial investment").

         . We calculate the ending redeemable value ("redeemable value") of that investment at the end of 1, 3, 5 and 10 year period. If Average Annual Total Return for a variable investment option is not available for a stated period, we may show Average Annual Total Return since variable investment option inception. The redeemable value reflects the effect of the Mortality and Expense Risk Charge and all other noninsurance charges and fees, including premium expense charges and premium taxes. We do not reflect any cost of insurance charges, monthly expense charges, surrender charges or any other insurance related charges in the calculation.

         .    We divide the redeemable value by the initial investment.

         . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

Average annual total return quotations for the variable investment options for the period ended December 31, 2002 are shown in the table below.

                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                           Option       Inception
                     Investment Option                        1 year    3 years    5 years    10 years    Inception        Date
                     -----------------                        ------    -------    -------    --------    ---------        ----
AIM V.I. International Growth Fund-Class I
American Century VP Value Fund
Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio - Service Class 2
Fidelity VIP Growth Portfolio - Service Class 2
Franklin Templeton Small Cap Fund - Class 2
Franklin Templeton Foreign Securities Fund - Class 2
MFS Emerging Growth Series

                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                           Option       Inception
                     Investment Option                        1 year    3 years    5 years    10 years    Inception        Date
                     -----------------                        ------    -------    -------    --------    ---------        ----
MFS New Discovery Series
MFS Total Return Series
Neuberger Berman Partners Portfolio
PIMCO Real Return Portfolio-Admin. Class
PIMCO Total Return Portfolio-Admin. Class
Putnam VT Diversified Income Fund - Class IB
Putnam VT Small Cap Value Fund - Class IB
Putnam VT Vista Fund - Class IB
Putnam Voyager Fund - Class IB
VALIC Co. I International Equities Fund
VALIC Co. I Mid Cap Index Fund
VALIC Co. I Money Market I Fund
VALIC Co. I Stock Index
Van Kampen Growth Portfolio-Class I
Van Kampen Government Portfolio - Class I

--------------------------------
If "N/A" appears in the "10 years" column, the Option is less than 10 years old.

         Fund Performance. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Series in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Policy.

         The table below provides the actual historical performance of the corresponding Series in which each of these variable investment options invest. This information does not reflect the Mortality and Expense Risk Charge or any other noninsurance or insurance-related charges and deductions of the Separate Account.

                        Fund Average Annual Total Returns
    without the deduction of any applicable noninsurance or insurance-related charges of the Separate Account
                           (Through December 31, 2002)

                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                           Option       Inception
                     Investment Option                        1 year    3 years    5 years    10 years    Inception        Date
                     -----------------                        ------    -------    -------    --------    ---------        ----
AIM V.I. International Growth Fund-Class I
American Century VP Value Fund
Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2
Fidelity VIP Contrafund(R) Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio - Service Class 2
Fidelity VIP Growth Portfolio - Service Class 2
Franklin Templeton Small Cap Fund - Class 2

                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                           Option       Inception
                     Investment Option                        1 year    3 years    5 years    10 years    Inception        Date
                     -----------------                        ------    -------    -------    --------    ---------        ----
Franklin Templeton Foreign Securities Fund - Class 2
MFS Emerging Growth Series
MFS New Discovery Series
MFS Total Return Series
Neuberger Berman Partners Portfolio
PIMCO Real Return Portfolio-Admin. Class
PIMCO Total Return Portfolio-Admin. Class
Putnam VT Diversified Income Fund - Class IB
Putnam VT Small Cap Value Fund - Class IB
Putnam VT Vista Fund - Class IB
Putnam Voyager Fund - Class IB
VALIC Co. I International Equities Fund
VALIC Co. I Mid Cap Index Fund
VALIC Co. I Money Market I Fund
VALIC Co. I Stock Index
Van Kampen Growth Portfolio-Class I
Van Kampen Government Portfolio - Class I

------------------------------
If "N/A" appears in the "10 years" column, the Option is less than 10 years old.

         VALIC Company I Money Market Investment Option Yield and Effective Yield Calculations. We calculate the VALIC Company I Money Market Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

         . We take the net change in the Accumulation Unit value during the period.

         . We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

         . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

         . We carry the current yield figure to the nearest one-hundredth of one percent.

         We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's Portfolio in the calculation. The VALIC Company I Money Market Investment Option's historical yield for the seven day period ended December 31, 2002 was _____%.

         We determine the VALIC Company I Money Market Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)//365/7//-1. The VALIC Company I Money Market Investment Option's historical effective yield for the seven day period ended December 31, 2002 was _____%. Yield and effective yield do not reflect the deduction of
                                       8
any insurance or noninsurance-related charges that we may impose when you redeem Accumulation Units.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

         Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the AG Legacy Plus Policy for sale in situations which, under current law, require gender-neutral premiums or benefits.

         Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

         Certain arrangements. Most of the advisers or administrators of the Mutual Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts are paid by the advisers or the administrators, and will not be paid by the Mutual Funds, the options or Policy owners.

Adjustments to Death Benefit

         Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

         A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

         Some states require that we compute these periods for noncontestability differently following a suicide.

         Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

         Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.


                                     EXPERTS

Accounting and Auditing Experts

         The consolidated balance sheets of AGL as of December 31, 2002 and 2001 and the related consolidated statements of income, statements of comprehensive income, statements of shareholders' equity and statements of cash flows for the years ended December 31, 2002, 2001 and 2000 included in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere in this prospectus, and is included in this prospectus in reliance upon such report of Ernst & Young LLP given on the authority of such firm as experts in accounting and auditing. The address of Ernst & Young LLP is 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010.

Actuarial Expert

         Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

         We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

         .    state insurance law or federal income tax law changes;

         .    investment management of an investment portfolio changes; or

         . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

         The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

         If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

         When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment Policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

         Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable options not credited to Policies in the same proportion as votes cast by owners

                              FINANCIAL STATEMENTS

         The financial statements of AGL contained in this prospectus should be considered to bear only upon the ability of AGL to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of Separate Account VL-R.

Consolidated Financial Statements of                                                 Page to see
Separate Account VL-R                                                                in this SAI
---------------------                                                                -----------
.........................................................................................

Consolidated Financial Statements of                                                 Page to see
American General Life Insurance Company                                              in this SAI
---------------------------------------                                              -----------
..........................................................................................

                            PART C: OTHER INFORMATION

Item 27. Exhibits

(a)   Board of Directors Resolution.

      (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

      (2) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of variable life insurance standards of suitability and conduct. (1)

(b)   Custodian Agreements. Inapplicable.

(c)   Underwriting Contracts.

      (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (22)

      (2)   Form of Selling Group Agreement. (20)

      (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)   Contracts.

      (1) Specimen form of the "Key Legacy Plus" Variable Universal Life Insurance Policy (Policy Form No. 99616). (11)

(e)   Applications.

      (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 0336-2001. (18)

      (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 0337-2001. (18)

      (3) Specimen form of Medical Exam Form-Life Insurance Application, Form No. AGLC 8003-99. (13)

      (4) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC0091 (18)

      (5)   Specimen form of Service Request Form, Form No. AGLC 0092 Rev0302.
            (18)

(f)   Depositor's Certificate of Incorporation and By-Laws.

      (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

      (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995.
            (5)

      (3) By-laws of American General Life Insurance Company, adopted January 22, 1992. (3)

(g)   Reinsurance Contracts.

      (1)   Reinsurance Contract(s). (To be filed by Amendment)

(h)   Participation Agreements.

      (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

      (1)(b) Form of Amendment Three to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated dated as of February 1, 2000. (12)

      (1)(c) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (16)

      (1)(d) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (To be filed by Amendment)

      (2)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

      (2)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

      (2)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (19)

      (2)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

      (3)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

      (3)(b) Form of Amendment Four to Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company dated as of May 1, 2000. (15)

      (3)(c) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (19)

      (4)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

      (4)(b) Form of Amendment No. 1 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp. and American General Life Insurance Company. (12)

      (5)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. dated as of January 24, 1997. (9)

      (5)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. dated as of June 30, 1997. (8)

      (5)(c) Form of Amendment Five to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc. and Van Kampen Funds Inc. (12)

      (5)(d) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (16)

      (5)(e) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (21)

      (6)(a) Sales Agreement by and between American General Life Insurance Company and Neuberger & Berman Advisers Management Trust, and Neuberger & Berman Management Incorporated. (23)

      (7)(a) Form of Assignment and Modification Agreement by and between Neuberger & Berman Advisers Management Trust, Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, and American General Life Insurance Company.
                  (23)

      (8)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (12)

      (9)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (19)

      (10)(a) Form of Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

      (11)(a) Form of Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

      (12)(a) Form of Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (15)

      (12)(b) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 1, 2000. (17)

      (12)(c) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective November 1, 2001. (26)

      (12)(d) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 14, 2002. (25)

      (12)(e) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective October 1, 2002. (To be filed by Amendment)

      (13)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

      (14)(a) Administrative Services Agreement dated as of June 1, 1998, between American General Life Insurance Company and AIM Advisors, Inc. (4)

      (15)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (12)

      (16)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (23)

      (17)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (24)

      (18)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

      (19)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Life Insurance Company. (19)

      (20)(a) Form of Administrative Services Agreement between American General Life Insurance Company and Van Kampen Asset Management Inc. (14)

      (21)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (23)

      (22)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management Company, LLC. (19)

      (23)(a) Form of Administrative Services Agreement between Key Asset Management, Inc. and American General Life Insurance Company.
                  (23)

      (24)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (19)

      (25)(a) Form of Cash Disbursement Request Form, Form No. AGLC 0109 Rev0103. (20)

      (26)(a)     Form of Assignment Form, Form No. AGLC 0205 Rev0103. (20)

      (27)(a) Form of Electronic Funds Authorization Form, Form No. AGLC 0220 Rev0103. (20)

      (28)(a) Form of Name and Address Change Form, Form No. AGLC 0222 Rev0103. (20)

      (29)(a) Form of Request for Change of Ownership on a Life Insurance Policy Form, Form No. VUL 0013 Rev1202. (20)

      (30)(a) Form of Request for Full Cash Surrender Value Form, Form No. VUL 0015 Rev1202. (20)

      (31)(a)     Form of Change of Beneficiary Form, Form No. VUL 0016 Rev1202.
                  (20)

(i)   Administrative Contracts.

      (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies.
            (7)

(j)   Other Material Contracts.  None

(k)   Legal Opinion.

      (1) Opinion and Consent of Pauletta P. Cohn, Deputy General Counsel of American General Life Companies. (23)

(l)   Actuarial Opinion.

      (1) Opinion and Consent of American General Life Insurance Company's actuary. (23)

(m)   Calculation.  None

(n)   Other Opinions.

      (1)   Consent of Independent Auditors. (To be filed by Amendment)

(o)   Omitted Financial Statements.  None

(p)   Initial Capital Agreements.  None

(q)   Redeemability Exemption.

      (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (17)

----------------------------------------------------

(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on October 29, 1999.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(13) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on February 4, 2000.

(14) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(15) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 26, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(17) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 10, 2001.

(18) Incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 23, 2002.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(20) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(21) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(22) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(23) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(24) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(25) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(26) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

Item 28.  Directors and Officers of the Depositor

Name and Principal            Positions and Offices with Depositor
 Business Address             American General Life Insurance Company
------------------            --------------------------------------------------
Rodney O. Martin, Jr.         Director and Chairman
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff           Director
125 Broad Street
New York, NY 10004

David J. Dietz                Director, Vice Chairman and Senior Vice President -
830 Third Avenue              Corporate Markets Group
New York, NY 10022

David L. Herzog               Director, Executive Vice President and Chief Financial Officer
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II           Director and President
2929 Allen Parkway
Houston, TX 77019

Name and Principal            Positions and Offices with Depositor
 Business Address             American General Life Insurance Company
------------------            --------------------------------------------------
Nicholas A. O'Kulich          Director
70 Pine Street
New York, NY 10270

Gary D. Reddick               Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Martin J. Sullivan            Director
70 Pine Street
New York, NY 10270

James A. Galli                Executive Vice President
830 Third Avenue
New York, NY 10022

Paul L. Mistretta             Executive Vice President
2727-A Allen Parkway
Houston, TX 77019

James W. Weakley              Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Wayne A. Barnard              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein           Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

Pauletta P. Cohn              Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

William F. Guterding          Senior Vice President
830 Third Avenue
New York, NY 10022

Name and Principal            Positions and Offices with Depositor
 Business Address             American General Life Insurance Company
------------------            --------------------------------------------------
Robert F. Herbert, Jr.        Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings              Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Simon J. Leech                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon               Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael B. Boesen             Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark E. Bolding               Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal            Positions and Offices with Depositor
 Business Address             American General Life Insurance Company
------------------            --------------------------------------------------
Farideh N. Farrokhi           Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard L. Gravette           Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Joel H. Hammer                Vice President
1 Chase Manhattan Place
New York, NY 10005

Keith C. Honig                Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Susan Howard                  Vice President
2929 Allen Parkway
Houston, TX 77019

Gary J. Kleinman              Vice President and Real Estate Investment Officer
1 Chase Manhattan Place
New York, NY 10005

Laura W. Milazzo              Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                 Vice President, Real Estate Investment Officer and Assistant
2777 Allen Parkway            Secretary
Houston, TX 77019

Gordon S. Massie              Vice President
2929 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson            Vice President and Chief Compliance Officer
2929 Allen Parkway
Houston, TX 77019

Name and Principal            Positions and Offices with Depositor
 Business Address             American General Life Insurance Company
------------------            --------------------------------------------------
Rembert R. Owen, Jr.          Vice President, Real Estate Investment Officer and Assistant
2929 Allen Parkway            Secretary
Houston, TX 77019

Kirsten M. Pedersen           Vice President
2929 Allen Parkway
Houston, TX 77019

Dennis H. Roberts             Vice President
2929 Allen Parkway
Houston, TX 77019

David M. Robinson             Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben            Vice President
#1 Franklin Square
Springfield, IL 62713

Kristen Sather                Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott              Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

James P. Sennett              Vice President
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires                Vice President
2727-A Allen Parkway
Houston, TX 77019

James P. Steele               Vice President
205 E. 10/th/ Street
Amarillo, TX 79101

                                      C-14

Name and Principal            Positions and Offices with Depositor
 Business Address             American General Life Insurance Company
------------------            --------------------------------------------------
Robert E. Steele              Vice President
205 E. 10/th/ Street
Amarillo, TX 79101

Dan E. Trudan                 Vice President
#1 Franklin Square
Springfield, IL 62713

Nancy R. Yasso                Vice President
2727-A Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck             Secretary
70 Pine Street
New York, NY 10270

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

   Listing of All Persons Directly or Indirectly Controlled By or Under Common
     Control with American General Life Insurance Company, the Depositor of
                                   Registrant

====================================================================================================================================
                                                                                                                          % of
                                                                                                                         Voting
                                                                                                                       Securities
                                                                                                                        Owned by
                                                                                                                           its
                                                                                                     Jurisdiction of    Immediate
Name of Corporation*                                                                                  Incorporation       Parent
====================================================================================================================================
American General Corporation                                                                               Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
         AGC Life Insurance Company                                                                      Missouri          100%
------------------------------------------------------------------------------------------------------------------------------------
                  AIG Annuity Insurance Company                                                            Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                           American General Assignment Corporation                                         Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                           American General Distributors, Inc.                                           Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                           AG Fixed Annuity Marketing Group, Inc.                                        Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                  AIG Life of Bermuda, Ltd.                                                               Bermuda          100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Life and Accident Insurance Company                                   Tennessee         100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Life Insurance Company                                                  Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                           American General Annuity Service Corporation                                    Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                           American General Enterprise Services, LLC                                     Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                           American General Equity Services Corporation                                  Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                                    American General Securities Incorporated                               Texas           100%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                                                          % of
                                                                                                                         Voting
                                                                                                                       Securities
                                                                                                                        Owned by
                                                                                                                           its
                                                                                                     Jurisdiction of    Immediate
Name of Corporation*                                                                                  Incorporation       Parent
------------------------------------------------------------------------------------------------------------------------------------

                                            American General Insurance Agency, Inc.                      Missouri          100%
------------------------------------------------------------------------------------------------------------------------------------
                                            American General Insurance Agency of Alabama, Inc.            Alabama          100%
------------------------------------------------------------------------------------------------------------------------------------
                                            American General Insurance Agency of Georgia, Inc.            Georgia          100%
------------------------------------------------------------------------------------------------------------------------------------
                                            American General Insurance Agency of Hawaii, Inc.             Hawaii           100%
------------------------------------------------------------------------------------------------------------------------------------
                                            American General Insurance Agency of Massachusetts, Inc.   Massachusetts       100%
------------------------------------------------------------------------------------------------------------------------------------
                                            American General Insurance Agency of Nevada, Inc.             Nevada           100%
------------------------------------------------------------------------------------------------------------------------------------
                           American General International Investments, Inc.                              Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                           American General Life Companies, LLC                                          Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                           The Variable Annuity Life Insurance Company                                     Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                                    VALIC Financial Advisors, Inc.                                         Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                                    VALIC Retirement Services Company                                      Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                                    VALIC Trust Company                                                    Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                                    PESCO Plus, Inc.                                                     Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                                    American General Gateway Services, L.L.C.                            Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                                    Parkway 1999 Trust                                                   Maryland          100%
------------------------------------------------------------------------------------------------------------------------------------
                                    American General Assignment Corporation of New York                  New York          100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Property Insurance Company**                                          Tennessee        51.85%
------------------------------------------------------------------------------------------------------------------------------------
                           American General Property Insurance Company of Florida                         Florida          100%
------------------------------------------------------------------------------------------------------------------------------------
                  North Central Life Insurance Company                                                   Minnesota         100%
------------------------------------------------------------------------------------------------------------------------------------
                  The Old Line Life Insurance Company of America                                         Wisconsin         100%
------------------------------------------------------------------------------------------------------------------------------------
                  The United States Life Insurance Company in the City of New York                       New York          100%
------------------------------------------------------------------------------------------------------------------------------------
         American General Assurance Company                                                              Illinois          100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Indemnity Company                                                     Nebraska          100%
------------------------------------------------------------------------------------------------------------------------------------
                  USLIFE Credit Life Insurance Company of Arizona                                         Arizona          100%
------------------------------------------------------------------------------------------------------------------------------------
         American General Bancassurance Services, Inc.                                                   Illinois          100%
------------------------------------------------------------------------------------------------------------------------------------
         American General Finance, Inc.                                                                   Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
                  A.G. Financial Service Center, Inc.                                                      Utah            100%
------------------------------------------------------------------------------------------------------------------------------------
                  AGF Investment Corp.                                                                    Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Auto Finance, Inc.                                                    Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Finance Corporation                                                    Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
                           Merit Life Insurance Co.                                                       Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
                           The National Life and Accident Insurance Company                                Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                                    CommoLoCo, Inc.                                                     Puerto Rico        100%
------------------------------------------------------------------------------------------------------------------------------------
                           Service Bureau of Indiana, Inc.                                                Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
                           Yosemite Insurance Company                                                     Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Financial Center, Inc.                                                 Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Financial Center, Incorporated                                         Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Financial Center Thrift Company                                      California         100%
------------------------------------------------------------------------------------------------------------------------------------
                  American General Financial Services of Alabama, Inc.                                    Alabama          100%
------------------------------------------------------------------------------------------------------------------------------------
                  HAS Residential Mortgage Services of Texas, Inc.                                       Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                  Thrift, Incorporated                                                                    Indiana          100%
------------------------------------------------------------------------------------------------------------------------------------
         American General International, Inc.                                                            Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
         American General Investment Management Corporation                                              Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                                                          % of
                                                                                                                         Voting
                                                                                                                       Securities
                                                                                                                        Owned by
                                                                                                                           its
                                                                                                     Jurisdiction of    Immediate
Name of Corporation*                                                                                  Incorporation       Parent
------------------------------------------------------------------------------------------------------------------------------------
         American General Realty Investment Corporation                                                    Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                  AGLL Corporation                                                                       Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
                           AG Land Associates, LLC                                                      California         100%
------------------------------------------------------------------------------------------------------------------------------------
         Green Hills Corporation                                                                         Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
         Knickerbocker Corporation                                                                         Texas           100%
-----------------------------------------------------------------------------------------------------------------------------------
                  American Athletic Club, Inc.                                                             Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
                  2929 Allen Parkway Venture, L.P.                                                         Texas           100%
------------------------------------------------------------------------------------------------------------------------------------
         Pavilions Corporation                                                                           Delaware          100%
------------------------------------------------------------------------------------------------------------------------------------
         USLIFE Real Estate Services Corporation                                                           Texas           100%
------------------------------------------------------------------------------------------------------------------------------------

   * Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

  ** Also owned 48.15% by American General Life and Accident Insurance Company.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-02-003222, filed April 1, 2002.

Item 30. Indemnification

Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting in behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or (c) of expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A and American General Life Insurance Company Separate Account D, which both offer interests in variable annuities. American General Life Insurance Company also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b)   Management.

Name and Principal                     Positions and Offices with Underwriter
 Business Address                      American General Equity Services Corporation
------------------                     --------------------------------------------
J. Andrew Kalbaugh                     Director, Chairman, Chief Executive Officer and
2727 Allen Parkway                     President
Houston, TX 77019

Sander J. Ressler                      Director, Vice President, Chief Compliance Officer
2727 Allen Parkway                     and Secretary
Houston, TX 77019

Rodney O. Martin, Jr.                  [Director and] Vice Chairman
2929 Allen Parkway
Houston, TX 77019

Larry Blews                            Vice President
2727 Allen Parkway
Houston, TX 77019

James B. Brown                         Vice President
2727 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez                    Vice President
2727 Allen Parkway
Houston, TX 77019

Kathy Keith                            Treasurer
#1 Franklin Square
Springfield, IL 62713

Peter K. Lathrop                       Tax Officer
70 Pine Street
New York, NY 10270

Name and Principal                     Positions and Offices with Underwriter
 Business Address                      American General Equity Services Corporation
------------------                     --------------------------------------------
Pauletta P. Cohn                       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Steven A. Glover                       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones                        Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                        Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                       Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

Name of Principal         Net                 Compensation        Brokerage          Other
Underwriter               Underwriting        on Events           Commissions        Compensation
                          Discounts and       Occasioning the
                          Commissions         Deduction of a
                                              Deferred Sales
                                              Load
American General               0                     0                 0                  0
Equity Services
Corporation

Item 32. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 33.  Management Services  Not applicable.

Item 34.  Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Pauletta P. Cohn and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 30th day of January, 2003.

                                        AMERICAN GENERAL LIFE INSURANCE
                                        COMPANY
                                        SEPARATE ACCOUNT VL-R
                                        (Registrant)

                                   BY:  AMERICAN GENERAL LIFE INSURANCE
                                        COMPANY
                                        (On behalf of the Registrant and itself)



                                   BY:  /s/ ROBERT F. HERBERT, JR.
                                        ------------------------------------
                                        Robert F. Herbert, Jr.
                                        Senior Vice President, Treasurer and
                                           Controller


[SEAL]



ATTEST:   /s/ LAUREN W. JONES
          -------------------
          Lauren W. Jones
          Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                       Date
---------                          -----                       ----

/s/ RODNEY O. MARTIN, JR.          Director and Chairman       January 30, 2003
-------------------------
Rodney O. Martin, Jr.


/s/ DAVID L. HERZOG                Director and Chief          January 30, 2003
-------------------                Financial Officer
David L. Herzog


/s/ ROYCE G. IMHOFF, II            Director and President      January 30, 2003
-----------------------
Royce G. Imhoff, II


/s/ M. BERNARD AIDINOFF            Director                    January 30, 2003
-----------------------
M. Bernard Aidinoff


/s/ DAVID J. DIETZ                 Director                    January 30, 2003
------------------
David J. Dietz


/s/ NICHOLAS A. O'KULICH           Director                    January 30, 2003
------------------------
Nicholas A. O'Kulich


/s/ GARY D. REDDICK                Director                    January 30, 2003
-------------------
Gary D. Reddick


/s/ MARTIN J. SULLIVAN             Director                    January 30, 2003
----------------------
Martin J. Sullivan